SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 205497


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): March 25, 1998


                         PHARMACEUTICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



       NEW JERSEY                  File Number 1-10827            22-3122182
--------------------------------------------------------------------------------
(State or other jurisdiction of   Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



One Ram Ridge Road, Spring Valley, New York                    10977
--------------------------------------------------------------------------------
(Address of principal executive office)                      (Zip Code)




Registrant's telephone number, including area code: (914)425-7100



                           TOTAL NUMBER OF PAGES -- 14
                       EXHIBIT INDEX IS LOCATED ON PAGE 4

Item 5.    Other Events.
------------------------

     Stock Purchase Agreement.
     -------------------------

     On March 25, 1998, the Registrant entered into a Stock Purchase Agreement (the "Agreement") with Lipha Americas, Inc., a Delaware corporation and an affiliate of Merck KGaA, Darmstadt, Germany ("Lipha"), as more fully described in a press release dated March 26, 1998, issued by the Registrant describing such transaction and certain related matters, which is attached as Exhibit 10.1 hereto.

     Rights Agreement.
     -----------------

     In connection with the execution and delivery of the Agreement, the Registrant amended the Rights Agreement, dated August 6, 1991, as amended, between the Registrant and First City Transfer Company, as successor rights agent (the "Rights Agent"), (the "Rights Agreement"). The Amendment to the Rights Agreement, dated March 25, 1998, between the Registrant and the Rights Agent amended certain definitions in the Rights Agreement to exempt from operation of the Rights Agreement acquisitions of common stock and options to purchase common stock by Lipha and its affiliates and associates pursuant to the Agreement and other agreements contemplated thereby and to remove the exemptions previously granted to Clal Pharmaceutical Industries, Ltd. ("Clal"), which Amendment is attached as Exhibit 4.1 hereto. The Registrant and the Rights Agent also amended the Rights Agreement on September 30, 1997, to exempt from operation of the Rights Agreement certain permitted transferees of Clal, which amendment is attached as Exhibit 4.2 hereto.

Item 7.  Financial statements and Exhibits.
-------------------------------------------

(c)  Exhibits.

     4.1 Amendment to Rights Agreement, dated March 25, 1998, between the Registrant and First City Transfer Company.

     4.2 Amendment to Rights Agreement, dated September 30, 1997, between the Registrant and First City Transfer Company.

     10.1 Press Release of the Registrant, dated March 26, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PHARMACEUTICAL RESOURCES, INC.
                                                                   (Registrant)




March 31, 1998                                    ------------------------------
                                                  Dennis J. O'Connor
                                                  Vice President and
                                                    Chief Financial Officer

                                  Exhibit Index


Exhibit No.         Description Seq.                             Page No.

4.1                 Amendment to Rights Agreement,                  5
                    dated March 25, 1998,
                    between the Registrant and
                    First City Transfer Company

4.2                 Amendment to Rights Agreement,                  9
                    dated  September 30, 1997,
                    between the Registrant and First
                    City Transfer Company

10.1                Press Release of the                           12
                    Registrant, dated March 26, 1998